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                                                                   EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-118556 of GBC Bancorp, Inc. on Form S-8 of our report, dated February 11, 2005, relating to the financial statements and appearing in this Annual Report on Form 10-KSB of GBC Bancorp, Inc. for the year ended December 31, 2004.


/s/ Mauldin & Jenkins, L.L.C.

Atlanta, Georgia
March 22, 2005